UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022 (September 9, 2022)

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2022, Verisk Analytics, Inc. (the “Company”) entered into the Amended and Restated Loan Agreement (the “A&R Loan Agreement”) between the Company, as the borrower, and Bank of America, N.A. (“BofA”), as the initial lender and administrative agent. The A&R Loan Agreement provides for (i) a one-year extension of the initial six-month $125 million term loan facility under that certain Term Loan Agreement dated March 11, 2022 (the “Original Loan Agreement”) between the Company and BofA, and (ii) the addition of a 364-day $275 million revolving credit facility, to be available starting October 3, 2022. All borrowings under the A&R Loan Agreement remain unsecured. The proceeds of any borrowings under the A&R Loan Agreement may be used for general corporate purposes and as of the closing of the A&R Loan Agreement, the Company has not drawn on the revolving credit facility.

The foregoing description of the A&R Loan Agreement is qualified in its entirety by reference to the A&R Loan Agreement, which is annexed as Exhibit 10.1 and is incorporated by reference in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Loan Agreement dated September 9, 2022 among Verisk Analytics, Inc., as borrower, and Bank of America, N.A. as the initial lender and administrative agent.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: September 15, 2022	By:	/s/ Kathy Card Beckles
	Name:	Kathy Card Beckles
	Title:	Executive Vice President, General Counsel and Corporate Secretary